Security Information





Security Purchased

CUSIP
097751AM3

Issuer
BOMBARDIER INC

Underwriters
BNP Paribas, DBSI, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
BOMB 8% 11/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/10/2006

Total amount of offering sold to QIBs
385,000,000

Total amount of any concurrent public offering
0

Total
385,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
Ba2/BB

Current yield
8.00%

Benchmark vs Spread (basis points)
340 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.03%
DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.02%
DWS High Income Fund
Chicago
1,585,000
 $
1,585,000
0.41%
DWS High Income Trust
Chicago
185,000
 $                   185,000
0.05%
DWS High Income VIP
Chicago
280,000
 $                   280,000
0.07%
DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%
DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.03%
DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%
DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.02%
New York Funds




DWS High Income Plus Fund
New York
315,000
 $                   315,000
0.08%
DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.02%
Total

3,000,000
 $
3,000,000
0.78%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end,
Security Information






Security Purchased

CUSIP
382550AW1

Issuer
GOODYEAR TIRE & RUBBER

Underwriters
Goldman Sachs, BNP Paribas, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
GT 8.625% 12/1/2011

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/16/2006

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public offering
0

Total
500,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B2/B-

Current yield
8.63%

Benchmark vs Spread (basis points)
396 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%

DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%

DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.23%

DWS High Income Trust
Chicago
130,000
 $                   130,000
0.03%

DWS High Income VIP
Chicago
200,000
 $                   200,000
0.04%

DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%

DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%

DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%

DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%

New York Funds





DWS High Income Plus Fund
New York
230,000
 $                   230,000
0.05%

DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%

Total

2,000,000
 $
2,000,000
0.40%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end,

the quarter-end date is listed.





Security Information





Security Purchased

CUSIP
404119AV1

Issuer
HCA INC

Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch, Wachovia, ABN Amro, Barclays, BNP
Paribas, Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital Markets, ING
Financial Markets, Mizuho International, RBS
Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
HCA 9.25% 11/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/9/2006

Total amount of offering sold to QIBs
3,200,000,000

Total amount of any concurrent public offering
0

Total
3,200,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B2/BB-

Current yield
9.25%

Benchmark vs Spread (basis points)
462 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
905,000
 $                   905,000
0.03%
DWS Balanced VIP
Chicago
305,000
 $                   305,000
0.01%
DWS High Income Fund
Chicago
11,380,000
 $
11,380,000
0.36%
DWS High Income Trust
Chicago
1,340,000
 $
1,340,000
0.04%
DWS High Income VIP
Chicago
1,990,000
 $
1,990,000
0.06%
DWS Multi Market Income Trust
Chicago
675,000
 $                   675,000
0.02%
DWS Strategic Income Fund
Chicago
765,000
 $                   765,000
0.02%
DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.01%
DWS Strategic Income VIP
Chicago
230,000
 $                   230,000
0.01%
New York Funds




DWS High Income Plus Fund
New York
2,250,000
 $
2,250,000
0.07%
Total

20,000,000
 $
20,000,000
0.63%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information






Security Purchased

CUSIP
404119AS8

Issuer
HCA INC

Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch, Wachovia, ABN Amro, Barclays, BNP
Paribas, Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital Markets, ING
Financial Markets, Mizuho International, RBS
Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
HCA 9.125% 11/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/9/2006

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B2/BB-

Current yield
9.13%

Benchmark vs Spread (basis points)
449 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
360,000
 $                   360,000
0.04%

DWS Balanced VIP
Chicago
120,000
 $                   120,000
0.01%

DWS High Income Fund
Chicago
4,520,000
 $
4,520,000
0.45%

DWS High Income Trust
Chicago
535,000
 $                   535,000
0.05%

DWS High Income VIP
Chicago
790,000
 $                   790,000
0.08%

DWS Multi Market Income Trust
Chicago
270,000
 $                   270,000
0.03%

DWS Strategic Income Fund
Chicago
305,000
 $                   305,000
0.03%

DWS Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%

DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
895,000
 $                   895,000
0.09%

DWS Short Duration Plus Fund
New York
45,000
 $                     45,000
0.00%

Total

8,000,000
 $
8,000,000
0.80%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end,

the quarter-end date is listed.





Security Information





Security Purchased

CUSIP
76010RAA6

Issuer
RENTAL SERVICE CORP

Underwriters
Citigroup, DBSI, GE Capital

Years of continuous operation, including predecessors
> 3 years

Security
RSC 9.5% 12/1/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/17/2006

Total amount of offering sold to QIBs
620,000,000

Total amount of any concurrent public offering
0

Total
620,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.38%

Rating
Caa1/B-

Current yield
9.50%

Benchmark vs Spread (basis points)
484 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%
DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%
DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.18%
DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%
DWS High Income VIP
Chicago
200,000
 $                   200,000
0.03%
DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%
DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%
DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%
DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%
New York Funds




DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.04%
DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%
Total

2,000,000
 $
2,000,000
0.32%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

Cusip
552078AW7

Issuer
LYONDELL CHEMICAL CO

Underwriters
BoA, Citigroup, JP Morgan, Morgan Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia Capital,
Societe Generale, UBS, Wachovia Securities

Years of continuous operation, including predecessors
> 3 years

Security
LYO 8% 9.15.2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/15/2006

Total amount of offering sold to QIBs
875,000,000

Total amount of any concurrent public offering
0

Total
875,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.44%

Rating
B1/B+

Current yield
8.00%

Benchmark vs Spread (basis points)
322 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%
DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%
DWS High Income Fund
Chicago
1,120,000
 $
1,120,000
0.13%
DWS High Income Trust
Chicago
130,000
 $                   130,000
0.01%
DWS High Income VIP
Chicago
195,000
 $                   195,000
0.02%
DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%
DWS Strategic Income Fund
Chicago
80,000
 $                     80,000
0.01%
DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%
DWS Strategic Income VIP
Chicago
25,000
 $                     25,000
0.00%
New York Funds




DWS High Income Plus Fund
New York
220,000
 $                   220,000
0.03%
DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%
Total

2,000,000
 $
2,000,000
0.23%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

Cusip
552078AX5

Issuer
LYONDELL CHEMICAL CO

Underwriters
BoA, Citigroup, JP Morgan, Morgan Stanley,
BNY Capital Markets, DBSI, HVB Capital
Markets, Natexis Bleichroeder, Scotia Capital,
Societe Generale, UBS, Wachovia Securities

Years of continuous operation, including predecessors
> 3 years

Security
LYO 8.25% 9.15.2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/15/2006

Total amount of offering sold to QIBs
900,000,000

Total amount of any concurrent public offering
0

Total
900,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.44%

Rating
B1/B+

Current yield
8.25%

Benchmark vs Spread (basis points)
347 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
135,000
 $                   135,000
0.02%
DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%
DWS High Income Fund
Chicago
1,685,000
 $
1,685,000
0.19%
DWS High Income Trust
Chicago
200,000
 $                   200,000
0.02%
DWS High Income VIP
Chicago
300,000
 $                   300,000
0.03%
DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.01%
DWS Strategic Income Fund
Chicago
115,000
 $                   115,000
0.01%
DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.00%
DWS Strategic Income VIP
Chicago
35,000
 $                     35,000
0.00%
New York Funds




DWS High Income Plus Fund
New York
330,000
 $                   330,000
0.04%
DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.00%
Total

3,000,000
 $
3,000,000
0.33%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




**Where Fund Performance is listed as 0.00%, the security was sold on the same day it was purchased.

Security Information





Security Purchased

Cusip
045054AA1

Issuer
ASHTEAD CAPITAL INC

Underwriters
Citigroup, DBSI, UBS

Years of continuous operation, including predecessors
> 3 years

Security
AHTLN 9% 8/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/1/2006

Total amount of offering sold to QIBs
550,000,000

Total amount of any concurrent public offering
0

Total
550,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/B

Current yield
9.00%

Benchmark vs Spread (basis points)
401 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
215,000
 $                   215,000
0.04%
DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%
DWS High Income Fund
Chicago
2,765,000
 $
2,765,000
0.50%
DWS High Income Trust
Chicago
325,000
 $                   325,000
0.06%
DWS High Income VIP
Chicago
475,000
 $                   475,000
0.09%
DWS Multi Market Income Trust
Chicago
160,000
 $                   160,000
0.03%
DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.03%
DWS Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%
New York Funds




DWS Core Plus Income Fund
New York
15,000
 $                     15,000
0.00%
DWS High Income Plus Fund
New York
515,000
 $                   515,000
0.09%
DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%
Total

4,845,000
4,845,000
0.88%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




**Where Fund Performance is listed as 0.00%, the security was sold on the same day it was purchased.

Security Information





Security Purchased

Cusip
421924BD2

Issuer
HEALTHSOUTH CORP

Underwriters
Citigroup, JP Morgan, Merrill Lynch, DBSI,
Goldman Sachs, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
HLSH 10.75% 6/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/9/2006

Total amount of offering sold to QIBs
625,000,000

Total amount of any concurrent public offering
0

Total
625,000,000

Public offering price
 $98.51

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.13%

Rating
B3/CCC+

Current yield
10.91%

Benchmark vs Spread (basis points)
602 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
560,000
 $                   551,628
0.09%
DWS Balanced VIP
Chicago
190,000
 $                   187,160
0.03%
DWS High Income Fund
Chicago
7,395,000
 $
7,284,445
1.18%
DWS High Income Trust
Chicago
850,000
 $                   837,293
0.14%
DWS High Income VIP
Chicago
1,225,000
 $
1,206,686
0.20%
DWS Multi Market Income Trust
Chicago
430,000
 $                   423,572
0.07%
DWS Strategic Income Fund
Chicago
395,000
 $                   389,095
0.06%
DWS Strategic Income Trust
Chicago
100,000
 $                     98,505
0.02%
DWS Strategic Income VIP
Chicago
115,000
 $                   113,281
0.02%
New York Funds




DWS High Income Plus Fund
New York
1,350,000
 $
1,329,818
0.22%
Total

12,610,000
 $
12,421,481
2.02%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

Cusip
421924BA8

Issuer
HEALTHSOUTH CORP

Underwriters
Citigroup, JP Morgan, Merrill Lynch, DBSI,
Goldman Sachs, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
HLSH FRN 6/15/2014

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/9/2006

Total amount of offering sold to QIBs
375,000,000

Total amount of any concurrent public offering
0

Total
375,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.13%

Rating
B3/CCC+

Current yield
11.42%

Benchmark vs Spread (basis points)
600 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.02%
DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%
DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.30%
DWS High Income Trust
Chicago
130,000
 $                   130,000
0.03%
DWS High Income VIP
Chicago
190,000
 $                   190,000
0.05%
DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.02%
DWS Strategic Income Fund
Chicago
60,000
 $                     60,000
0.02%
DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%
DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%
New York Funds




DWS High Income Plus Fund
New York
205,000
 $                   205,000
0.05%
Total

1,935,000
 $
1,935,000
0.52%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

Cusip
45820EAV4

Issuer
INTELSAT BERMUDA

Underwriters
Citigroup, CSFB, DBSI, Lehman Brothers,
Merrill Lynch, Bear Stearns, BNP Paribas,
Goldman Sachs, JP Morgan, RBS Greenwich
Capital

Years of continuous operation, including predecessors
> 3 years

Security
INTEL 11.25% 6/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/19/2006

Total amount of offering sold to QIBs
1,330,000,000

Total amount of any concurrent public offering
0

Total
1,330,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Caa1/B

Current yield
11.25%

Benchmark vs Spread (basis points)
612 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
505,000
 $                   505,000
0.04%
DWS Balanced VIP
Chicago
170,000
 $                   170,000
0.01%
DWS High Income Fund
Chicago
6,755,000
 $
6,755,000
0.51%
DWS High Income Trust
Chicago
775,000
 $                   775,000
0.06%
DWS High Income VIP
Chicago
1,105,000
 $
1,105,000
0.08%
DWS Multi Market Income Trust
Chicago
395,000
 $                   395,000
0.03%
DWS Strategic Income Fund
Chicago
355,000
 $                   355,000
0.03%
DWS Strategic Income Trust
Chicago
95,000
 $                     95,000
0.01%
DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%
New York Funds




DWS Bond VIP
New York
15,000
 $                     15,000
0.00%
DWS Core Plus Income Fund
New York
45,000
 $                     45,000
0.00%
DWS High Income Plus Fund
New York
1,245,000
 $
1,245,000
0.09%
DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%
Total

11,645,000
 $
11,645,000
0.88%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

Cusip
656569AB6

Issuer
NORTEL NETWORKS LTD

Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB,
DBSI, RBC Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
NT 10.75% 7/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/29/2006

Total amount of offering sold to QIBs
450,000,000

Total amount of any concurrent public offering
0

Total
450,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/B-

Current yield
10.75%

Benchmark vs Spread (basis points)
553 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
320,000
 $                   320,000
0.07%
DWS Balanced VIP
Chicago
110,000
 $                   110,000
0.02%
DWS High Income Fund
Chicago
4,215,000
 $
4,215,000
0.94%
DWS High Income Trust
Chicago
485,000
 $                   485,000
0.11%
DWS High Income VIP
Chicago
695,000
 $                   695,000
0.15%
DWS Multi Market Income Trust
Chicago
235,000
 $                   235,000
0.05%
DWS Strategic Income Fund
Chicago
240,000
 $                   240,000
0.05%
DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%
DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.02%
New York Funds




DWS Bond VIP
New York
10,000
 $                     10,000
0.00%
DWS Core Plus Income Fund
New York
25,000
 $                     25,000
0.01%
DWS High Income Plus Fund
New York
770,000
 $                   770,000
0.17%
DWS Short Duration Plus Fund
New York
40,000
 $                     40,000
0.01%
Total

7,275,000
 $
7,275,000
1.62%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

Cusip
656569AE0

Issuer
NORTEL NETWORKS LTD

Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB,
DBSI, RBC Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
NT 10.125% 7/15/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/29/2006

Total amount of offering sold to QIBs
550,000,000

Total amount of any concurrent public offering
0

Total
550,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/B-

Current yield
10.13%

Benchmark vs Spread (basis points)
492 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
430,000
 $                   430,000
0.08%
DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.03%
DWS High Income Fund
Chicago
5,620,000
 $
5,620,000
1.02%
DWS High Income Trust
Chicago
645,000
 $                   645,000
0.12%
DWS High Income VIP
Chicago
925,000
 $                   925,000
0.17%
DWS Multi Market Income Trust
Chicago
315,000
 $                   315,000
0.06%
DWS Strategic Income Fund
Chicago
320,000
 $                   320,000
0.06%
DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%
DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%
New York Funds




DWS Bond VIP
New York
10,000
 $                     10,000
0.00%
DWS Core Plus Income Fund
New York
35,000
 $                     35,000
0.01%
DWS High Income Plus Fund
New York
1,030,000
 $
1,030,000
0.19%
DWS Short Duration Plus Fund
New York
55,000
 $                     55,000
0.01%
Total

9,700,000
 $
9,700,000
1.76%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

Cusip
656569AH3

Issuer
NORTEL NETWORKS LTD

Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB,
DBSI, RBC Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
NT FRN 7/15/2011

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/29/2006

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/B-

Current yield
9.73%

Benchmark vs Spread (basis points)
425 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
860,000
 $                   860,000
0.09%
DWS Balanced VIP
Chicago
290,000
 $                   290,000
0.03%
DWS High Income Fund
Chicago
11,230,000
 $
11,230,000
1.12%
DWS High Income Trust
Chicago
1,285,000
 $
1,285,000
0.13%
DWS High Income VIP
Chicago
1,790,000
 $
1,790,000
0.18%
DWS Multi Market Income Trust
Chicago
635,000
 $                   635,000
0.06%
DWS Strategic Income Fund
Chicago
660,000
 $                   660,000
0.07%
DWS Strategic Income Trust
Chicago
150,000
 $                   150,000
0.02%
DWS Strategic Income VIP
Chicago
200,000
 $                   200,000
0.02%
New York Funds




DWS Bond VIP
New York
20,000
 $                     20,000
0.00%
DWS Core Plus Income Fund
New York
80,000
 $                     80,000
0.01%
DWS High Income Plus Fund
New York
2,080,000
 $
2,080,000
0.21%
DWS Short Duration Plus Fund
New York
120,000
 $                   120,000
0.01%
Total

19,400,000
 $
19,400,000
1.94%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information





Security Purchased

Cusip
697933AT6

Issuer
PANAMSAT CORP

Underwriters
Citigroup, CSFB, DBSI, Lehman Brothers,
Merrill Lynch, Bear Stearns, BNP Paribas,
Goldman Sachs, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
INTEL 9% 6/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/19/2006

Total amount of offering sold to QIBs
575,000,000

Total amount of any concurrent public offering
0

Total
575,000,000

Public offering price
 $100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B2/B

Current yield
9.00%

Benchmark vs Spread (basis points)
387 bp






Fund Specific Information





Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds




DWS Balanced Fund
Chicago
425,000
 $                   425,000
0.07%
DWS Balanced VIP
Chicago
140,000
 $                   140,000
0.02%
DWS High Income Fund
Chicago
5,640,000
 $
5,640,000
0.98%
DWS High Income Trust
Chicago
645,000
 $                   645,000
0.11%
DWS High Income VIP
Chicago
950,000
 $                   950,000
0.17%
DWS Multi Market Income Trust
Chicago
325,000
 $                   325,000
0.06%
DWS Strategic Income Fund
Chicago
290,000
 $                   290,000
0.05%
DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%
DWS Strategic Income VIP
Chicago
85,000
 $                     85,000
0.01%
New York Funds




DWS Bond VIP
New York
10,000
 $                     10,000
0.00%
DWS Core Plus Income Fund
New York
40,000
 $                     40,000
0.01%
DWS High Income Plus Fund
New York
1,030,000
 $
1,030,000
0.18%
DWS Short Duration Plus Fund
New York
50,000
 $                     50,000
0.01%
Total

9,705,000
 $
9,705,000
1.69%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.